UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2024 (October 11, 2024)

Spirit Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Elavon Agreement

As previously disclosed, on May 21, 2009, Spirit Airlines, Inc. (the “Company”) entered into a Signatory Agreement (U.S. VISA and MasterCard Transactions) with U.S. Bank National Association (the “Card Processing Agreement”), pursuant to which U.S. Bank National Association processes certain payments made to the Company using credit cards bearing the service mark of Visa International, Visa U.S.A. Inc. or MasterCard International Incorporated. On July 2, 2024, the Company entered into a letter agreement which modified the Card Processing Agreement to, among other things, extend the term thereof until December 31, 2025, including automatic extensions for two successive one-year terms (subject to the right of either party to opt out of any extension term by written notice to the other within a specified period of time prior to the commencement of any extension term); provided that if the Company’s senior secured notes due 2025 were not extended or refinanced by September 20, 2024 (the “2025 Notes Extension Deadline”), in a specified minimum outstanding principal amount thereof, then the term would revert to the prior expiration of December 31, 2024 (with no automatic extensions) (the “Early Maturity Date”). On September 9, 2024, the Company entered into a letter agreement which modified the existing Card Processing Agreement to extend the 2025 Notes Extension Deadline from September 20, 2024 to October 21, 2024.
On October 11, 2024, the Company entered into a letter agreement (the “Amendment”) which modifies the existing Card Processing Agreement to extend (i) the 2025 Notes Extension Deadline from October 21, 2024 to December 23, 2024 and (ii) the Early Maturity Date from December 31, 2024 to March 3, 2025.

Additional terms of the Card Processing Agreement (other than those superseded by the Amendment) are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2011, July 9, 2024 and September 10, 2024, respectively, which descriptions are incorporated herein by reference.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Revolving Credit Facility

As previously disclosed, on March 30, 2020, the Company entered into a senior secured revolving credit facility (as amended, the “Revolving Credit Facility”) with the lenders party thereto, Citibank, N.A., acting as the administrative agent, and Wilmington Trust, National Association, acting as the collateral agent. Additional terms of the Revolving Credit Facility are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Current Reports on Form 8-K filed with the SEC on March 30, 2020, November 21, 2022, November 14, 2023 and July 9, 2024, respectively, which descriptions are incorporated herein by reference.

On October 15, 2024, the Company borrowed the entire available amount of $300.0 million under the Revolving Credit Facility. Borrowings under the Revolving Credit Facility will mature on September 30, 2026; provided that if the Company’s senior secured notes due 2025 are not extended or refinanced by June 20, 2025, or the Company’s convertible senior notes due 2026 are not extended or refinanced by February 12, 2026, in each case in a specified minimum outstanding principal amount thereof, then the maturity will be automatically shortened to June 21, 2025 or February 13, 2026, respectively.

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, the Company remains in active and constructive discussions with holders of its senior secured notes due 2025 and convertible senior notes due 2026 with respect to their respective maturities.

Consistent with its previously provided guidance, the Company expects to end the year 2024 with over $1.0 billion of liquidity, including unrestricted cash and cash equivalents, short-term investment securities and additional liquidity initiatives, assuming that the Company is able to close those initiatives that are currently in process.

Forward Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, guidance for 2024 and statements regarding the Company's intentions and expectations regarding cash levels, additional financing and resolving outstanding indebtedness. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, results of operations and financial condition, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior and other factors, as described in the Company’s filings with the SEC, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's SEC filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18,2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel